UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021

CONOCOPHILLIPS

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32395	01-0562944
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	COP	New York Stock Exchange

7% Debentures due 2029	CUSIP-718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Offers and Consent Solicitations

On February 8, 2021 (the “Settlement Date”), ConocoPhillips completed its previously announced offers to eligible holders to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding notes issued by Concho Resources Inc. (“Concho”) as set forth in the table below (the “Existing Concho Notes”) for (1) up to $3,900,000,000 aggregate principal amount of new notes issued by ConocoPhillips and fully and unconditionally guaranteed by ConocoPhillips Company (“CPCo”) and (2) cash. The Exchange Offers were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. In conjunction with the Exchange Offers, Concho solicited consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the Existing Concho Notes (the “Proposed Amendments”) to eliminate certain of the covenants, restrictive provisions, events of default and the requirement for certain Concho subsidiaries to make guarantees in the future from such indentures. Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the Existing Concho Notes set forth in the table below were validly tendered and subsequently accepted. Such accepted Existing Concho Notes will be retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the Existing Concho Notes set forth below will remain outstanding. The Exchange Offers have expired, and are no longer open to participation by any eligible holders of the Existing Concho Notes.

Title of Series of Existing Concho Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
3.750% Senior Notes due 2027	$981,172,000.00	$18,828,000.00
4.300% Senior Notes due 2028	$972,920,000.00	$27,080,000.00
2.400% Senior Notes due 2031	$489,351,000.00	$10,649,000.00
4.875% Senior Notes due 2047	$799,770,000.00	$230,000.00
4.850% Senior Notes due 2048	$589,822,000.00	$10,178,000.00

Prior to the settlement of the Exchange Offers and Consent Solicitations and upon receipt of the requisite number of consents to adopt the Proposed Amendments with respect to each of the five series of the Existing Concho Notes, Concho entered into a supplemental indenture with the trustee for the Existing Concho Notes. The supplemental indenture became operative upon the Settlement Date.

In connection with the settlement of the Exchange Offers and Consent Solicitations, on February 8, 2021, ConocoPhillips issued:

(i)	$981,172,000.00 aggregate principal amount of 3.750% Notes due 2027 (the “2027 Notes”);

(ii)	$972,920,000.00 aggregate principal amount of 4.300% Notes due 2028 (the “2028 Notes”);

(iii)	$489,351,000.00 aggregate principal amount of 2.400% Notes due 2031 (the “2031 Notes”);

(iv)	$799,770,000.00 aggregate principal amount of 4.875% Notes due 2047 (the “2047 Notes”); and

(v)	$589,822,000.00 aggregate principal amount of 4.850% Notes due 2048 (the “2048 Notes” and, together with the 2027 Notes, the 2028 Notes, the 2031 Notes and the 2047 Notes, the “Notes”).

The Notes are governed by an indenture, dated as of October 9, 2002 (the “Base Indenture”), among ConocoPhillips, as issuer, CPCo, as successor to Conoco Inc. and Phillips Petroleum Company, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of February 8, 2021 (the “Supplemental Indenture”), by and among ConocoPhillips, CPCo and the Trustee.

The Notes are unsubordinated unsecured obligations of ConocoPhillips, are guaranteed on an unsubordinated unsecured basis by CPCo, rank equally in right of payment with all of ConocoPhillips’ other unsubordinated debt and are structurally subordinated to the secured and unsecured debt of ConocoPhillips’ subsidiaries other than CPCo.

The interest rate and maturity date for each series of Notes is as follows:

(i)	The 2027 Notes will bear interest at a rate of 3.750% per annum and will mature on October 1, 2027.

(ii)	The 2028 Notes will bear interest at a rate of 4.300% per annum and will mature on August 15, 2028.

(iii)	The 2031 Notes will bear interest at a rate of 2.400% per annum and will mature on February 15, 2031.

(iv)	The 2047 Notes will bear interest at a rate of 4.875% per annum and will mature on October 1, 2047.

(v)	The 2048 Notes will bear interest at a rate of 4.850% per annum and will mature on August 15, 2048.

The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Base Indenture attached as Exhibit 4.1 hereto; (ii) the Supplemental Indenture attached as Exhibit 4.2 hereto; and (iii) the forms of the Notes attached as Exhibits 4.3, 4.4, 4.5, 4.6 and 4.7 hereto, the terms of which are in each case incorporated herein by reference.

Registration Rights Agreement

On February 8, 2021, in connection with the completion of the Exchange Offers, ConocoPhillips, CPCo and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, as dealer managers, entered into a registration rights agreement with respect to the Notes (the “Registration Rights Agreement”). ConocoPhillips and CPCo agreed under the Registration Rights Agreement to, among other things, use their commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange each series of the Notes for new notes fully and unconditionally guaranteed by CPCo, with terms substantially identical in all material respects to such series of the Notes (except that the new notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate), and (ii) cause such registration statement to become effective under the Securities Act. ConocoPhillips shall be obligated to pay additional interest on the Notes if, among other things, the exchange offer registration statement has not been deemed effective on or prior to May 4, 2022, or the registered exchange offer is not completed prior to May 4, 2022 and a shelf registration statement is required and is not declared effective on or prior to the later of (i) May 4, 2022 or (ii) 60 days after delivery of a request by a dealer manager for the filing of a shelf registration.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 4.8 hereto, the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
4.1	Indenture, dated as of October 9, 2002, by and among ConocoPhillips, as issuer, ConocoPhillips Company, as successor guarantor to Conoco Inc. and Phillips Petroleum Company, and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (incorporated by reference to Exhibit 4.5 to ConocoPhillips’ Registration Statement on Form S-3 filed on November 13, 2002)
4.2	First Supplemental Indenture, dated as of February 8, 2021, by and among ConocoPhillips, ConocoPhillips Company and The Bank of New York Mellon Trust Company, N.A.
4.3	Form of 3.750% Notes due 2027 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.4	Form of 4.300% Notes due 2028 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.5	Form of 2.400% Notes due 2031 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.6	Form of 4.875% Notes due 2047 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.7	Form of 4.850% Notes due 2048 (included in Exhibit 4.2 of this Current Report on Form 8-K)
4.8	Registration Rights Agreement, dated as of February 8, 2021, by and among ConocoPhillips, ConocoPhillips Company, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

Date: February 8, 2021	By:	/s/ Glenda M. Schwarz
Glenda M. Schwarz
Vice President and Treasurer